Exhibit 10.56

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

SUPPLIER AGREEMENT

MULTISOURCE AND ONESTOP GENERICS PROGRAM

This SUPPLIER AGREEMENT (“Agreement”) is made as of this 1st day of November, 2010, by and between McKesson Corporation (“McKesson”) and ANIP Acquisition Company (“Supplier” and together with McKesson, the “Parties” and individually, each a “Party”).

WHEREAS, McKesson has implemented an automatic item selection program for its customers for the purchase of generic pharmaceutical products known as McKesson OneStop Generics® (“OneStop Program”);

WHEREAS, McKesson has implemented a backup program for its customers for the purchase of generic pharmaceutical products known as the McKesson Multisource Generics Program (“Multisource Program”);

WHEREAS, McKesson has selected the Supplier as the designated supplier of certain generic pharmaceutical products to be featured in the OneStop or Multisource Program (the “Products”) upon the terms and subject to the conditions of this Agreement; and

WHEREAS, Supplier desires to provide such Products for the OneStop or Multisource Program and to agree to other terms and conditions with respect to the distribution of Supplier’s generic pharmaceutical products by McKesson and its drug wholesaler subsidiaries;

NOW THEREFORE, in consideration of the mutual promises contained herein, McKesson and the Supplier hereby agree as follows:

1.             PRODUCTS

1.1                               Products on the OneStop or Multisource Program may be amended from time to time in accordance with this Agreement.

1.2                               Products added to the Multisource or OneStop Program at any time during the term of this Agreement are subject to an initial stocking order by the McKesson Forward Distribution Centers and/or the McKesson Regional Distribution Center, based on the [***] with additional [***] inventory costs and service to [***] immediately after placement of [***] on Products extended [***].  Standard terms for initial stocking order and initial stocking allowance shall apply as described hereunder unless otherwise indicated on Supplier’s product proposal and mutually agreed to by both parties.

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

1.3                               McKesson may award Supplier a product slot in the OneStop or Multisource Program.  Such award(s) will be completely at McKesson’s sole discretion.  Supplier has no expectation whatsoever that this Agreement guarantees Supplier any product awards.  The execution of this Agreement is a prerequisite to consideration for any product award in McKesson’s OneStop or Multisource Program but is in no way a guarantee that such award will be made.  The Parties agree that the execution of this Agreement will not result in the award of any product purchases from Supplier by McKesson.

2.  PRICING

2.1                               The Supplier’s price hereunder for the Products specified in Exhibit A shall be identified as OneStop Generics Bid Price (“SSF”) for OneStop products and Multisource Generics Bid Price (“SF”) for Multisource products.  During the term of this Agreement, the Supplier’s SF or SSF price to McKesson for the Products in the Multisource or OneStop Program shall be subject to change from time to time as required by the terms of sale set forth in this Agreement or otherwise to ensure the continued market competitiveness of the Products based on conditions, including but not limited to, the availability of new market SF or SSF prices and bundled and/or comprehensive price bids.  Supplier shall adhere to McKesson’s price change notification policy (“Price Change Policy”), attached hereto as Exhibit C. Supplier shall credit McKesson any lost chargeback, price protection, and/or profit as a result of Supplier’s failure to comply with McKesson’s Price Change Policy.

2.2                               Supplier agrees to pay a chargeback (as a credit memo or, at the request of McKesson in connection with the termination of this Agreement, by check) to McKesson in connection with the Multisource and OneStop Programs.  The OneStop chargeback will be based on the difference between the Supplier Invoice price (identified as WAC price) and the SSF price for the Product.  Such chargeback shall be applicable to all sales of Product to McKesson’s OneStop customers.  The Multisource chargeback will be based on the difference between the WAC price and the SF price for the Product.  Such chargeback shall be applicable to all sales of Product to McKesson’s Multisource customers.

McKesson agrees to submit Multisource and OneStop chargebacks via EDI following HDMA guidelines for 844 transaction sets.  McKesson’s EDI requirements are attached hereto as Exhibit B.  Supplier agrees to remit payment to McKesson for chargebacks, following HDMA guidelines for 849 transaction sets.  Multisource and OneStop chargebacks will be processed using existing chargeback processes for direct contracts.  In the event Supplier is not able to receive 844 transaction sets or transmit 849 transaction sets and until such time Supplier has the functionality to do so, McKesson will follow existing chargeback

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

processes for direct contracts.  McKesson reserves the right, at its sole option, to immediately remove Supplier from the OneStop and/or Multi-Source Program should any undisputed outstanding balances be delinquent hereunder more than sixty (60) days.  McKesson reserves the right to deduct past due amounts from payments due to Supplier from McKesson

EDI information provided by McKesson to Supplier will include membership information (e.g., customer name, customer address, and valid DEA or HIN number, if available, etc.)  A complete list of customers eligible to purchase under the program will be provided to Supplier, for review and approval, at least ten (10) business days prior to the commencement of the first EDI transaction.  McKesson will provide membership updates to Supplier on a monthly basis throughout the contract period.  Supplier agrees to notify McKesson of any ineligible members within ten (10) days of receipt of the update.  Failure to respond within this period constitutes acceptance by Supplier.  Once reviewed and accepted, Supplier agrees not to dispute Multisource or OneStop chargebacks on the basis of membership information.  Further, in certain circumstances, McKesson may submit Multisource or OneStop chargebacks for new members prior to notification to Supplier.  Supplier agrees not to dispute such Multisource or OneStop chargeback provided that the new member has a valid DEA or HIN number, if available, and is included in and accepted by Supplier in the next monthly membership update.  Supplier agrees to hold membership information in a confidential, secure manner and agrees to use such membership information for the sole purpose of processing chargebacks.  Supplier shall not share confidential membership information with unauthorized third parties.  Should McKesson find that Supplier has used such membership information in an unauthorized manner, then McKesson may, at is sole option, discontinue providing membership information to Supplier upon fifteen (15) days advance written notice.

Supplier agrees to provide the appropriate contract ID numbers to be used by McKesson in the 844 transmission at least ten (10) business days prior to the commencement of the first EDI transaction.  A complete list of items eligible for sale on the OneStop and/or Multisource Program, including NDC number, WAC, SF and SSF price, effective at the commencement of this Agreement, will be provided and mutually agreed upon by McKesson and Supplier at least ten (10) business days prior to the commencement of the first EDI transaction.

2.3                               Sections 1a and 1b of the Wholesaler Service Fee Agreement executed on April 24, 2007 shall be deleted in its entirety and replaced with the following:  :  [Reserve for further discussion]

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

Item Category (Program / Non-Program)	Sales Channel	Service Fee

McKesson Program Items (i.e. Items on Multisource / OneStop )	Third Party Contracts (including GPO contracts)	[***]

Non-Program Items (i.e. Items NOT on Multisource / OneStop)	Third Party Contracts (including GPO contracts)	[***]

Non-Program Items (i.e. Items NOT on Multisource / OneStop)	Off-Contract (i.e. WAC sale, no chargeback)	[***]

The foregoing Wholesaler Service Fees are to cover the following core distribution services:  pick, pack and ship, back end administrative services, such as contract chargeback administration, to support the distribution and sales of products and maintenance of efficient inventory levels for servicing customers.  For the purposes of this Agreement, a “contract sale” is defined as the said Supplier’s product sold at a contract base price, not including wholesaler markups, to a McKesson customer who has a direct contract with Supplier, the sale of which is generally recorded and charged back through the wholesaler chargeback system; provided however, these contract sales will not include OneStop Program sales, Multisource Program sales, Network Net program sales, or other McKesson proprietary program sales.  The Wholesaler Service Fee shall be based on [***]

The Wholesaler Service Fee will be invoiced and paid in arrears each month with respect to products sold during the prior month.  Supplier shall pay the Wholesaler Service Fee to McKesson by credit memo or check no later than thirty (30) days from the date of the invoice.  Any Wholesaler Service Fee which remains unpaid thirty (30) days after the invoice date will be deducted by McKesson from any amounts owing by McKesson to Supplier.

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

2.4                               If the Supplier reduces its Wholesale Acquisition Cost (WAC) on any generic pharmaceutical product sold to McKesson, the Supplier will protect McKesson by adjusting the price on floor stocks in McKesson’s possession and the price on stocks in transit on the effective date of change.

2.5                               Supplier agrees that for new-to-market product additions, the Net SSF price, as defined below, in effect on the [***] such addition will be applicable to all OneStop Program sales during the first [***].  [***]  McKesson will provide this reporting.

Following the [***] as discussed above, if the Net SSF price decreases during the first year of introduction of a Supplier’s product into the McKesson OneStop Generics Program, Supplier will provide McKesson a credit for [***] made by its OneStop customers against each price decrease.

[***]

2.6                               In the event that the Supplier decreases the WAC on a Product,

(a)                                 the Supplier agrees to adjust the SSF and SF prices immediately and provide documentation five (5) days prior to the effective date of the WAC price decrease.

(b)                                 In the event that the Supplier decreases the WAC on a OneStop Product during the first twelve months of the OneStop Award period, as defined below, subject to the terms of this Section 1.0, McKesson shall have, upon written notice to Supplier, [***].  Such monthly charge shall be calculated as follows:

[***]

The foregoing monthly charge shall be assessed immediately following such reduction and for the remaining months left in the OneStop Award Period or, if shorter, the period between such reduction and the date on which the Product is no longer in the OneStop Program.

Supplier shall document on the WAC price decrease notification sent to McKesson of its intent to either pay such monthly charge in accordance with the terms set forth in this Section 1.0 or agree to place the Product in a competitive re-bid with no right of first refusal.

“OneStop Award Period” shall be defined as twelve (12) months from the date Product is awarded or re-awarded the OneStop Primary Position.  Suppliers in the

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

OneStop Primary Position are evaluated every twelve months and will need to re-bid and win the OneStop Primary Position in order to extend the OneStop Award Period for another twelve months.  Supplier maybe removed from the OneStop Primary Position at any time during the OneStop Award period if Supplier fails to maintain required OneStop Service Levels and remain market competitive.”

2.7                               In the event that the Supplier exercises an SSF price, as defined in Section 2.5, increase of a Product, Supplier will continue to honor the existing SSF price for [***] from the effective date of the price increase or provide an allocation credit equal to [***] of the Supplier’s Product at the prior SSF price.  Any OneStop Product that increases in price is subject to a competitive re-bid and may be removed from the OneStop Program pursuant to the provisions of this Agreement.

2.8                               Notwithstanding anything in this Agreement to the contrary, it is understood and agreed between the parties that McKesson during the term of this Agreement may request either a new SF or SSF price in order to respond to various changes in market conditions, including but not limited to the following occurrences:

(i)                                     In the event that another supplier proposes a Multisource or OneStop Generics Bid to McKesson that includes, but may not necessarily be limited to, the Supplier’s currently awarded Multisource or OneStop Generics Product(s), and may or may not include a bundled and/or comprehensive net price value, McKesson, at its discretion, may request that the Supplier propose a new Multisource or OneStop Generics Bid on the affected Product(s).

McKesson will notify the Supplier of its request for a new SF and/or SSF price and Supplier agrees to respond within five (5) business days with a new SF and/or SSF price or relinquish the Product(s) slot in the OneStop or Multisource Program effective fifteen (15) days after the end of the two day period.  The two-business day time period may be extended by mutual agreement.

(ii)                                  In the event that a competitive net acquisition cost from another supplier is discovered in the marketplace on the Supplier’s equivalent Product in the Multisource or OneStop Program, McKesson will request the Supplier to meet or provide a mutually acceptable new Multisource or OneStop Generics Bid price based on the then current net market price for the Product.

McKesson at its sole discretion may charge the Supplier a late fee for failing to respond to a Meet Competition Letter (“MCL”) if the Supplier does not respond to such letter by the second business day after said letter

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

was submitted to Supplier.  The response date can be extended if mutually agreed to by both parties.  The late fee will begin on the Revised Net SSF effective date stated in the MCL correspondence.  [***]

[***]

Notwithstanding the foregoing, nothing herein is intended to be or shall be construed as a continuing guarantee, obligation or other commitment by McKesson that Supplier throughout the term hereof shall retain or otherwise be granted a given OneStop or Multisource Product slot award.  Upon any removal of the Supplier’s Product from the OneStop or Multisource Program pursuant to this provision or otherwise, Supplier agrees to honor the existing OneStop or Multisource Generics Bid Price for a maximum of 60 days.

2.9                               The Supplier agrees to provide McKesson with a [***] buy-in prior to any increase in the WAC cost of any generic pharmaceutical product sold by Supplier to McKesson.  Buy-in will be based on total McKesson demand.

2.10                        McKesson will be entitled to the following cash discount terms of [***] on purchase of all generic pharmaceutical products from Supplier.

2.11                        Awards for new-to-market OneStop Product launches or new One-Stop Awards due to supplier switch and product backorders shall be conditioned on a mutually agreed upon date for delivery of a mutually agreed upon number of units of the applicable product.  If Supplier fails to deliver such number of units by the agreed upon delivery date, Supplier shall pay McKesson a non-performance penalty based on the schedule below.

Days Beyond Delivery Date	# of Days of OneStop Sales at Net SSF
[***]	[***]

For purposes of the above schedule, days of OneStop sales shall be derived from historical OneStop sales of the applicable product over the immediately preceding 6 months or, in the case of new-to-market Products which do not have historical OneStop sales, actual sales starting from first day the product is available in OneStop.

Supplier shall be exempt from penalty on new-to-market OneStop Product launches where FDA approval has been delayed for all new-to-market generic suppliers, excluding the Authorized Generic of the branded product (the “AG”); launch delayed by legal sanctions including but not limited to citizen’s petition (“CP”) or a temporary restraining order (“TRO”), or where no other equivalent generic product is available in the market, excluding the AG.  If product launch is delayed by one of the events described above, both parties agree to reschedule a

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

mutually agreed upon date of delivery and Supplier agrees to deliver new-to-market OneStop Product within twenty-four hours of the first generic entry in the market.

3.             TERM

3.1                               The effective date of this Agreement will be November 1, 2010 and will continue for a period of one (1) year.  Both Parties agree that the term of this Agreement shall automatically extend for additional one (1) year periods unless either party provides the other party with written notice at least sixty (60) days prior to such renewal date of its intent to terminate the Agreement.

3.2                               This Agreement may be terminated in its entirety by either party without cause upon ninety (90) days prior written notice to the other Party.

3.3                               This Agreement may be immediately terminated in its entirety by McKesson for cause if Supplier defaults in the performance of any of the terms and conditions hereof and such default continues for a period of fifteen (15) days after written notice from McKesson.

3.4                               This Agreement may be immediately terminated by McKesson with respect to a Product if the Supplier fails to deliver the Product as required in Section 2.11 for more than 10 days.

3.5                               Failure of the Supplier to either agree to McKesson’s requested new SSF price or negotiate a mutually acceptable new SSF price or agree to propose a new OneStop Generics Bid under the provisions of Section 2.8 hereof shall not be deemed a default for the purposes of Section 3.3 above; provided however, in the event of such occurrence, McKesson reserves the right in its sole discretion to re-assign the Product(s) to another supplier on fifteen (15) days’ written notice to the Supplier.

3.6                               During any of the notice periods specified above, all terms and conditions of this Agreement shall remain in full force and effect.

3.7                               In the event Product(s) is removed from the OneStop Program, any inventory in excess of six (6) months demand will be returnable to the Supplier within ninety (90) days for full credit at McKesson’s then current WAC cost; provided however that nothing herein shall supersede any price protection to be afforded to McKesson under Section 2.4 above.

3.8                               In the event of termination of this Agreement in whole, any inventory in excess of six (6) months demand will be returnable to the Supplier within ninety (90) days for full credit at McKesson’s then current WAC cost; provided however that

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

nothing herein shall supersede any price protection to be afforded McKesson under Section 2.4 above.

3.9                               In the event of termination of this Agreement in whole or in part for any reason whatsoever other than termination by McKesson without cause pursuant to Section 3.2, the Supplier will accept all Product returns from McKesson within ninety (90) days of such termination and will waive all handling charges and restocking fees.

4.             PERFORMANCE LEVELS

If the Supplier’s Product in the OneStop Program is out of stock due to no fault of McKesson and must be substituted with another generic product from another supplier due to non-performance by the Supplier, the price differential between the out of stock Product’s OneStop Generics [***] and the substituted product’s Net Acquisition Cost, as defined below, will be charged back to the Supplier.  Supplier agrees to pay such chargeback amount within thirty (30) days of the date of invoice for such sum from McKesson.  Supplier shall not be held liable for any reimbursement for more than sixty (60) days from the date Supplier notifies McKesson in writing of its intent to remove the Product from the OneStop Program or McKesson secures anther alternate supplier, whichever occurs first.

[***]

Net Acquisition Cost shall be defined as competitor’s WAC price less any Multisource chargebacks.

5.             SERVICE LEVEL

5.1                               The minimum service level requirement for the McKesson OneStop Generics Program is as follows:

OneStop Generics                                                [***] Raw Service Level

“Raw Service Level” shall mean a percentage amount calculated as follows:

A – B  x 100

   A

Where,

A =                             Total quantity of Supplier’s Product ordered by McKesson’s OneStop customers

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

B =                             Total quantity of Supplier’s Product not shipped by McKesson to its OneStop customers.

5.2                               McKesson agrees to maintain a [***] Raw Service Level (as defined above) on each Supplier’s OneStop Generics Product award shipped to a McKesson OneStop customer.  If such Service Level falls below [***] for [***] (“Service Level Deficiency”) due to Supplier’s inability to supply McKesson said Product and at no fault of McKesson, Supplier shall pay McKesson a sum equal to [***] of the historical [***] average of Total Net Product Sales, as defined below, occurring during the [***] period preceding the Service Level Deficiency.  For purposes hereof, Total Net Product Sales shall mean the total units of sales of said Product through all McKesson distribution centers, inclusive of OneStop Generics, Multisource and Contract sales, multiplied by the then current WAC price for the Product.  For each subsequent week that said Product remains in the OneStop Generics Program and the Raw Service Level for such Product remains less than [***] Supplier shall pay to McKesson an additional sum of [***] of the historical weekly average of Total Net Product Sales occurring during the sixty (60) day period preceding the Service Level Deficiency.  Failure to either maintain adequate inventory sufficient to maintain the agreed upon [***] Service Level or to pay any Service Level penalty as required hereunder shall constitute a default under this Agreement by the Supplier.

5.3                               For Product that has been on long-term backorder of thirty (30) days or more and causes noticeable Service Level Omits (e.g. Product appears on the OneStop Service Level Omit Report or Pre-Omit Report), when the Product comes off of backorder, Supplier agrees to ship and incur the expense of delivering available inventory, up to [***] of aggregate McKesson demand for Product, directly to the McKesson Forward Distribution Centers (“FDCs”) via overnight next day delivery.

6.                                      MOST FAVORED NATION

6.1                               In the event that Supplier provides a customer [***] a Net Price (as defined below) for any Product that is more favorable than the Net OneStop Contract Price (as defined below) offered to McKesson, then Supplier shall offer McKesson the same Net Price, effective from and after the date Supplier provides such more favorable Net Price.  However, in the event that McKesson discovers Supplier did not comply with the foregoing obligations for any Product, Supplier shall, in addition to offering the lower Net Price as required in the immediately preceding sentence, from and after the date McKesson notifies Supplier  of such discovery, provide McKesson a credit based on the number of OneStop units of such Product sold (net of returns) during the [***] prior to the date on which

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

McKesson notifies Supplier of such discovery multiplied by the difference in Net OneStop Contract Price and the lower Net Price.

6.2                               For purposes of Section 6, “Net Price” shall mean, with respect to any Product, the price provided by Supplier for such Product to a customer [***].

6.3                               For purposes of Section 6, “Net OneStop Contract Price” shall mean, with respect to any Product, [***].  For the avoidance of doubt, “Net OneStop Contract Price” shall not include any administrative fees related to third party contract sales and fees for any sales of Products by McKesson outside of the McKesson OneStop Generics® program.

6.4                               During the term of this Agreement, upon thirty (30) days’ prior written notice and during normal business hours, McKesson shall be entitled, once per each twelve (12) month period, to audit and inspect records maintained by Supplier in direct connection with the most favored nation commitment agreed to herein as detailed below:

(i)                                     McKesson may audit and inspect a sample of up to fifty (50) items for purposes of verifying McKesson’s Net OneStop Contract Price versus the Net Price offered by Supplier to any customer in any class of trade.  For purposes of this section, an item refers to a distinct NDC number.

(ii)                                  McKesson agrees to conduct such audits and inspections at its sole expense.  Any such audit or inspection shall be performed by a mutually agreed upon third-party auditor.  Any third party auditor conducting such audit will be required to execute a confidentiality agreement in the form reasonably acceptable to Supplier.  In no event shall any such audit or inspection relate to any transaction or event which occurred more than twelve (12) months prior to the date of such audit or inspection.

(iii)                               McKesson’s audit rights contained in this section shall survive termination of this Agreement for a period of one (1) year.

7.                                      FORCE MAJEURE

The obligations of the parties hereunder (except for the obligation to pay money) shall be suspended by the occurrence of any unforeseeable event beyond the reasonable control of the parties, such as acts of God, war, mobilization, riot, sabotage, explosion, fire or other casualty, power failure, labor disturbances, or law or regulation restricting performance; provided, however, that each party shall take reasonable measures to remove the disability and resume operations at the earliest possible date.

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

8.                                      CONFIDENTIALITY

8.1                               Supplier will treat McKesson’s Multisource/OneStop Generics Bid Price and Multisource/OneStop Generics Bid Proposals, the Wholesaler Service Fees, the terms and conditions of this Agreement and any other proprietary business and technical information disclosed by McKesson in connection with the Multisource or OneStop Program or this Agreement (collectively the “McKesson Information”) as confidential, will disclose such McKesson Information only to those employees of Supplier who have a need to know in order to accomplish the business activities specified herein and who themselves agree not to disclose it to any third parties.

8.2                               Supplier agrees to use its best efforts, including, without limitation, taking all measures it employs with respect to information of its own that it regards as confidential, to preserve and protect the secrecy of said McKesson Information and to prevent it from falling into the public domain or into the possession of individuals or entities not bound to maintain its secrecy.

8.3                               This obligation set forth in this Section 8 shall survive the termination of this Agreement for a period of three (3) years following such termination.

9.                                      MISCELLANEOUS

9.1       This Agreement is in addition to and shall not supersede any existing agreement in effect between McKesson and Supplier, including but not limited to the McKesson Supplier Terms and Conditions and any Inventory Management Agreement entered into between the parties.  Notwithstanding the foregoing, this Agreement supersedes the Wholesaler Service Fee Agreement executed April 24, 2007.

9.2       This Agreement may not be amended or modified except by a written instrument signed by both parties.

9.3       This Agreement shall be construed in accordance with the laws of the State of California, without regard to the provisions of Section 1654 of the California Civil Code or the rules regarding conflicts of laws.

9.4       Neither party shall have the right to assign this Agreement nor any interest therein without the prior written consent of the other party, except that either party may assign this Agreement to the acquirer of substantially all of the assets and business of that party.

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

9.5       Supplier shall at all times be and remain an independent contractor and not an agent, partner or joint venture of McKesson for any purpose whatsoever and shall have no authority to create or assume any obligation, express or implied, in the name of or on behalf of McKesson or to bind it in any manner whatsoever.

9.6       Supplier agrees to fully comply with all federal, state and local laws and regulations relating to its obligations under this Agreement or otherwise applicable to the manufacture, handling, sale or distribution of the Products and further agrees to defend, indemnify and hold McKesson harmless from any and all liability arising out of or due to Supplier’s nonadherence with such legal or regulatory requirements.

9.7       All amounts payable to McKesson related to the Multisource or OneStop Program are due within [***] after the invoice date, with the exception of the amounts transmitted via EDI (i.e. Multisource or OneStop chargebacks), which are due within [***] of the original chargeback debit memo date.

9.8       McKesson shall be entitled at all times to set off any amount owing at any time from Supplier to McKesson pursuant to the terms and conditions of this Agreement against any amount payable hereunder by McKesson to Supplier.  Supplier agrees to remit cash payment in the event deduction amount exceeds amount currently payable to Supplier.

9.9       The failure of either party to enforce at any time or for any period of time any one or more of the provisions hereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce each such provision.

9.10                        If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement.

9.11                        The headings used herein are for ease of reference only and are not to be used in the interpretation or construction of this Agreement.

[Signatures on the following page]

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year written below and the persons signing warrant that they are duly authorized to sign for and on behalf of the respective parties.  This Agreement shall be deemed accepted by McKesson only upon execution by a duly authorized representative of McKesson.

McKesson Corporation		ANIP Acquisition Company

By:	/s/ Vinod Meluani	By:	/s/ Charlotte Arnold
	(Signature)		(Signature)

Name:	Vinod Meluani	Name	Charlotte Arnold
	(Print or Type)		(Print or Type)

Title:	SVP, Generics	Title	Vice President and CFO

Date:	11-11-10	Date:	November 4, 2010

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

EXHIBIT A

PRODUCTS AND ONESTOP GENERICS BID PRICE (SSF)

TO BE SET FORTH ON THIS EXHIBIT

EM#	NDC#	Description	WAC Loaded in McK System	NET SF	SSF Loaded in McK System	SSF PUR	NET SSF	[Illegible] Date
1789353	42769122100	Fluvoxamin Tab 100MG ANI 100@	[***]	[***]	[***]	[***]	[***]	[***]
1783349	42769122200	Fluvoxamin Tab 25MG ANI 100@	[***]	[***]	[***]	[***]	[***]	[***]
1788318	42769122500	Fluvoxamin Tab 50MG ANI 100@	[***]	[***]	[***]	[***]	[***]	[***]
1716109	42769138007	Hydrocort Rect Susp ANI 60ML7@	[***]	[***]	[***]	[***]	[***]	[***]
1765031	62559110606	Metoclopr OS 5/5ml AF ANI16oz@	[***]	[***]	[***]	[***]	[***]	[***]
1412790	62559111001	Cortenema ENE 1cmg ANI 1X60ml@	[***]	[***]	[***]	[***]	[***]	[***]
1775071	62559111007	Cortenema Enem 1cmg ANI 60ml7@	[***]	[***]	[***]	[***]	[***]	[***]

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

EXHIBIT B

EDI REQUIREMENTS

Requirements to start EDI with McKesson

•                  Supplier must be an authorized McKesson Supplier.

•                  Supplier must be EDI capable whether “internally” or using a third party provider.

•                  Supplier or its EDI provider will use ANSI X-12 versions 4010.

•                  General E-mail for McKesson Pharmaceutical Supplier Relations

•                  EDI_SupplierRelations@McKesson.com

To expedite the process, the Supplier should contact its McKesson Account representative requesting the data exchanged via EDI and provide its EDI contact information along with the Multisource and OneStop contract ID number.

OneStop Contract ID Number:	ANI1020

Multisource Contract ID Number:	ANI1016

•                  The contract ID number is an alphanumeric code with a minimum length of five characters and a maximum length of 9 characters.

McKesson EDI Team

Sanford Waldow

Implementation Specialist

415-983-7039

Sanford.Waldow@mckesson.com

Dennis Lim

EDI Manager, Customer Relations

415-983-9320

Dennis.Lim@mckesson.com

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.  Confidential Portions are marked:  [***]

EXHIBIT C

McKesson Price Change Policy and Procedures

Suppliers are required to sell product to McKesson at the supplier’s published prices or wholesale acquisition cost (WAC) in effect on the date of McKesson’s purchase order.  All WAC or cost price notifications should be sent to McKesson electronically using a dedicated email box (see address below).  Pricing is not managed at McKesson’s distribution centers and should not be sent to any McKesson distribution center.

All Non-Program Generic Rx WAC Price Notifications Are To Be Sent Electronically To

SupplierBISInbox@mckesson.com

Suppliers unable to send pricing electronically may send via fax using the following fax number exclusively:  Fax 415-732-2885

All Program Generic Rx (i.e. Multisource, Network Net and OneStop) Price Notifications Are To Be Sent Electronically To

GenericPriceChanges@mckesson.com

Generic Rx Suppliers unable to send pricing electronically may send via fax using the following fax number exclusively:  Fax 415-732-2699

GENERIC Rx Price Changes

Price change notifications shall be sent at least one day prior to effective date.  Currently, McKesson’s systems cannot implement SAME day price changes, thus, it is important to send price notifications at least one day prior to the effective date.  All price change notifications will need to be received no later than 1:00 p.m, PST to be implemented with an effective date of next business day.   Notifications received after this cut-off time will require an additional day to be processed.

Additionally, McKesson’s current system cannot handle price changes with an effective date which falls on a Sunday or Monday.  Price change notifications received on non-business days, holidays and weekends will be processed the next business day.

Supplier shall credit McKesson for any lost chargeback, price protection, and/or profit as a result of Supplier’s failure to comply with McKesson’s Price Change Policy.